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                                                                  EXECUTION COPY






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                                   THIRD AMENDMENT
                                     AND CONSENT

                               dated as of May 30, 1997

                                     Relating to

                            CERTIFICATE PURCHASE AGREEMENT


                                        among


                    OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST
                                      as Seller,


                                ARCADIA FINANCIAL LTD.
                          (formerly Olympic Financial Ltd.)
                     as Servicer and in its individual capacity,


                             THE PARTIES SIGNATORY HERETO
                                    as Purchasers,


                                         and


                      MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                             as Agent for the Purchasers




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          THIS THIRD AMENDMENT AND CONSENT dated as of May 30, 1997 (this
"AMENDMENT") Relating to the Certificate Purchase Agreement dated as of December 28, 1995 and amended as of December 20, 1996 and January 17, 1997 (as amended and supplemented from time to time, the "CERTIFICATE PURCHASE AGREEMENT"), by and among OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST, a Delaware business trust (the "SELLER"), ARCADIA FINANCIAL LTD. (formerly Olympic Financial Ltd.), a Minnesota corporation, as Servicer (as defined below) and in its individual capacity ("OFL"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK (successor to J.P. MORGAN DELAWARE) ("MGT"), and Olympic Receivables Finance Corp. II ("ORFC II") (each of MGT and ORFC II, a "PURCHASER" and together, the "PURCHASERS"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as agent for the benefit of the Purchasers (the "PURCHASERS' AGENT"), is by and among the parties listed above. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Certificate Purchase Agreement.

                                       RECITALS

          WHEREAS, pursuant to Section 13.01 of the Certificate Purchase Agreement, the parties to such Agreement are authorized to amend the Certificate Purchase Agreement in a written amendment signed by all parties thereto; and

          WHEREAS, pursuant to Section 2.04 of the Certificate Purchase Agreement, the parties may agree in writing to the extension of the Purchase Commitment Expiration Date; and

          WHEREAS, pursuant to Section 2.05(b) of the Certificate Purchase Agreement, the Seller may request in writing an increase in the aggregate of the Purchase Commitments and such increase will become effective if the Purchasers and the Purchasers' Agent agree thereto; and

          WHEREAS, pursuant to Section 8.05 of the Certificate Purchase Agreement, the Seller agreed not to make any material amendment to the Sale and Servicing Agreement without the prior written consent of the Purchasers; and

          WHEREAS, pursuant to Section 9.05 of the Certificate Purchase Agreement, OFL agreed not to make any material amendment to the Sale and Servicing Agreement without the prior written consent of the Purchasers; and

          WHEREAS, the parties to the Certificate Purchase Agreement desire to further amend the Certificate Purchase Agreement to, among other things, change that certain covenant relating to OFL's Capital Base; and

          WHEREAS, the parties to the Certificate Purchase Agreement desire to extend the optional termination date


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provision of the Purchase Commitment Expiration Date by amending the related definition in the Certificate Purchase Agreement; and


          WHEREAS, the Purchasers and the Purchasers' Agent desire to agree to the Seller's request for an increase in the aggregate Purchase Commitments; and

          WHEREAS, the Purchasers and the Purchasers' Agent desire to consent to amendment of the Sale and Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties to this Amendment agree as follows:

          SECTION 1. EXTENSION AND AMENDMENT OF PURCHASE COMMITMENT EXPIRATION DATE. The parties hereto agree to extend the optional termination date provision of the Purchase Commitment Expiration Date and to amend such definition. The definition of "Purchase Commitment Expiration Date" in Section
1.01 of the Certificate Purchase Agreement is hereby amended to read as follows:

          "PURCHASE COMMITMENT EXPIRATION DATE" means the earliest of
     (i) December 19, 1997, (ii) August 29, 1997, but only if any Purchaser, in its sole and absolute discretion, determines to terminate its Purchase Commitment hereunder and so notifies the Seller, OFL and the Purchasers' Agent in writing on or before July 31, 1997 and such terminating Purchaser's Purchase Commitment is not accepted by another existing or new Purchaser or Purchasers, (iii) the date on which an event which causes or might cause a Certificate Purchase Termination Event occurs, and (iv) the date on which a Securitized Offering occurs; provided that the Purchase Commitment Expiration Date may be extended from time to time in accordance with Section 2.04 hereof.

          SECTION 2. INCREASE IN PURCHASE COMMITMENTS. The Purchasers and the Purchasers' Agent agree to the increase of the aggregate of the Purchase Commitments from $22,275,000 to $30,700,000. Following such increase, the Purchasers' Purchase Percentages will remain unchanged, and their Purchase Commitments will be revised proportionately. The Purchasers will evidence their respective Purchase Commitments and Purchase Percentages by executing signature pages to this Agreement. Such signature pages shall supersede the signature pages to the Certificate Purchase Agreement dated January 17, 1997, and from and after the date of this Agreement, all references to the signature pages of the Certificate Purchase Agreement shall refer to the signature pages to this Agreement.

          SECTION 3. ADDITION OF WAIVER TO OFL'S MINIMUM CAPITAL BASE COVENANT. The following new waiver language is added to the


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end of OFL's covenant in Section 9.06 to the Certificate Purchase Agreement and
Section 9.06 now reads as follows:

          SECTION 9.06.  MINIMUM CAPITAL BASE.

          (a) OFL will not permit its consolidated Capital Base, on the last day of its fiscal year, to be less than the sum of (i) its consolidated Capital Base on the last day of the immediately preceding fiscal year, PLUS (ii) to the extent Net Income for such fiscal year is greater than zero, Net Income for such fiscal year PLUS (iii) Capital Base Proceeds for such fiscal year; and

          (b) OFL will not permit its consolidated Capital Base, on the last day of any fiscal quarter other than the last day of its fiscal year, to be less than the sum (i) 95% of its consolidated Capital Base on the last day of the immediately preceding fiscal year PLUS (ii) Capital Base Proceeds since the last day of the immediately preceding fiscal year;

     PROVIDED, HOWEVER, that OFL shall not be deemed or declared to be in breach of the covenants contained in this Section 9.06 as long as on the last day of any fiscal quarter, OFL's consolidated Capital Base is not less than $325,000,000;

          SECTION 4. CONSENT TO AMENDMENT TO SALE AND SERVICING AGREEMENT. The Purchasers hereby consent, pursuant to Section 8.05 and 9.05 of the Certificate Purchase Agreement, to the Amendment No. 4 to Sale and Servicing Agreement, of even date herewith, substantially in the form attached hereto as Appendix A.

          SECTION 5. CERTIFICATE PURCHASE AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED AND SUPPLEMENTED. Except as specifically stated herein, all of the terms and conditions of the Certificate Purchase Agreement shall remain in full force and effect. All references to the Certificate Purchase Agreement in any other document or instrument shall be deemed to mean the Certificate Purchase Agreement, as amended and supplemented by this Amendment. This Amendment shall not constitute a novation of the Certificate Purchase Agreement, but shall constitute an amendment and supplement thereto. The parties hereto agree to be bound by the terms and obligations of the Certificate Purchase Agreement, as amended by this Amendment, as though the terms and obligations of the Certificate Purchase Agreement were set forth herein.

          SECTION 6. EFFECTIVENESS. This Amendment shall become effective as of May 30, 1997 upon receipt by the Purchasers' Agent of (i) counterparts of this Amendment, duly executed by each of the parties hereto, (ii) notice that the conditions to effectiveness of the Second Amendment and Consent Relating to Note Purchase Agreement dated the date hereof have been satisfied


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and (iii) confirmation by each of S&P and Moody's of the then-current ratings of the Commercial Paper Notes.

          SECTION 7. PRIOR UNDERSTANDINGS. This Amendment sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, whether written or oral.

          SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.


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          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              OLYMPIC AUTOMOBILE RECEIVABLES
                                WAREHOUSE TRUST
                                as Seller
                              By:  Wilmington Trust Company, as Owner Trustee


                              By:
                                 ---------------------------
                                 Name: Authorized Officer


                              ARCADIA FINANCIAL LTD., as
                                Servicer and in its
                                individual capacity


                              By:
                                 ---------------------------
                                 Name:
                                 Title:  Treasurer


                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK, as a
                                Purchaser


Purchase                      By:
  Commitment: $15,350,000       ---------------------------
Purchase Percentage: 50%        Name:
                                Title:


                              OLYMPIC RECEIVABLES FINANCE
                                CORP. II, as a Purchaser


Purchase                      By:
  Commitment: $15,350,000       ---------------------------
Purchase Percentage: 50%        Name:
                                Title:


                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK,
                                as Purchasers' Agent


                              By:
                                 ---------------------------
                                 Name:
                                 Title:


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